EXHIBIT 32.1

                                  CERTIFICATION
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of Zebra Resources, Inc. (the "Company") for the year ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dan Gravelle, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 25, 2008                  By: /s/ Dan Gravelle
                                            ------------------------------------
                                             Dan Gravelle
                                             Chief Executive Officer